UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2018

Vantage Energy Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38057	81-5277998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5221 N. O’Connor Boulevard, 11th Floor Irving, TX		75039
(Address of principal executive offices)		(Zip Code)

(972) 432-1440

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Business Combination Agreement

On November 6, 2018, Vantage Energy Acquisition Corp., a Delaware corporation (the “Company”), entered into a Purchase and Sale Agreement (the “Business Combination Agreement”) by and among the Company, QEP Energy Company, a Delaware corporation (“QEP”), and Vantage Acquisition Operating Company, LLC, a Delaware limited liability company and indirect wholly owned subsidiary of the Company (“OpCo”), pursuant to which OpCo will acquire all of QEP’s right, title and interest in and to certain oil and natural gas assets located in the Williston Basin in North Dakota and Montana (the “Assets”).

At the closing (the “Closing”) of the transactions contemplated by the Business Combination Agreement (the “Business Combination”), OpCo will pay aggregate consideration of approximately $1.65 billion in cash, subject to customary purchase price adjustments as further described in the Business Combination Agreement. For a period of five years following the Closing, QEP will be entitled to receive an aggregate of up to 5.8 million shares of Class A Common Stock of the Company in earn-out consideration based on certain stock price thresholds. QEP is entitled to registration rights with respect to these earn-out shares.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations and warranties by the parties thereto. The Business Combination Agreement also contains customary pre-closing covenants of the parties, including the obligation of QEP to maintain and operate the Assets in the ordinary course consistent with past practice and to refrain from taking certain specified actions, subject to certain exceptions, without the prior written consent of OpCo.

Conditions to the Parties’ Obligations to Consummate the Business Combination

Under the Business Combination Agreement, the obligations of the parties to consummate the Business Combination are subject to a number of customary conditions, including, among others, the following: (i) the absence of specified adverse laws or orders, (ii) if applicable, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the representations and warranties of the other party (or parties, as applicable) being true and correct, subject to the materiality standards contained in the Business Combination Agreement, (iv) material compliance by the other party (or parties, as applicable) with its covenants and (v) the approval of the Business Combination Agreement and the transactions contemplated thereby by the Company’s stockholders. In addition, the obligations of OpCo to consummate the Business Combination are also conditioned upon, among others, (i) the Company having at least $5,000,001 of net tangible assets (as defined in Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) after the closing of the Offer (as defined in the Business Combination Agreement) and (ii) no more than 16,560,000 shares of Class A Common Stock have been redeemed in the Offer.

Termination Rights

The Business Combination Agreement contains certain customary termination rights of QEP and OpCo, including, among others, termination: (i) by QEP or OpCo if the closing is not consummated by April 15, 2019 (the “End Date”), subject to certain exceptions; (ii) by QEP if the board of directors of the Company changes its recommendation with respect to the proposals to be voted on by the Company’s stockholders, including the proposal to approve the Business Combination Agreement and the transactions contemplated thereby; and (iii) by QEP or OpCo if certain conditions to Closing have not been satisfied on or before March 20, 2019 and remain unsatisfied for ten business days following written notice thereof from the terminating party.

None of the parties to the Business Combination Agreement is required to pay a termination fee or reimburse any other party for its expenses as a result of a termination of the Business Combination Agreement. However, QEP will be entitled to be reimbursed for certain expenses incurred in connection with its cooperation with OpCo’s financing activities and the preparation of certain financial statements pertaining to the Assets.

Indemnification

Under the Business Combination Agreement, QEP will indemnify the Company, OpCo and their affiliates and their respective equityholders, directors, officers, managers, employees, attorneys, consultants, agents and representatives against (i) any liabilities arising from or relating to QEP’s breach of any of its representations, warranties, covenants or agreements, (ii) any liabilities relating to the Assets that QEP expressly agrees to retain (the “Retained Liabilities”), including, among others, liabilities to third parties for operation-related injury or death prior to the date of Closing (the “Closing Date”), liabilities attributable to third party claims or governmental fines on QEP relating to QEP’s payment obligations relating to the Assets and liabilities arising from disposal of hazardous substances off-site of the Assets prior to the Closing Date, and (iii) certain tax obligations imposed on QEP or its affiliates. In addition, the Company and OpCo will jointly and severally indemnify QEP and its affiliates and their respective equityholders, directors, officers, managers, employees, attorneys, consultants, agents and representatives against (i) any liabilities arising from or relating to OpCo’s breach of its representations, warranties, covenants or agreements and (ii) any obligations and liabilities, whether known or unknown, arising from or related to the Assets that are expressly assumed by OpCo.

Subject to certain exceptions, the indemnification obligations of QEP with respect to a breach of any non-fundamental representation or warranty are subject to a de minimis threshold of $100,000 and an aggregate deductible equal to 2% of the consideration payable to QEP.

The foregoing descriptions of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Transition Services Agreement

Concurrently with the Closing, QEP and OpCo will enter into a Transition Services Agreement (the “Transition Services Agreement”) pursuant to which QEP will provide OpCo all day-to-day field level and back office operations and support for the operation and development of the Assets, subject to certain exceptions. The Transition Services Agreement will be effective, with respect to the marketing services and accounting and production reporting services specified therein, until the last day of the month necessary to provide those services through the production month during which the 120th day following the date of the Transition Services Agreement occurs, and with respect to certain other services, until the end of the month in which the 120th day following the date of the Transition Services Agreement occurs. However, OpCo may discontinue any services or terminate the agreement early by giving QEP at least 30 days’ prior notice, subject to QEP’s right to be reimbursed for certain expenses.

As consideration for the services to be provided under the Transition Services Agreement, OpCo will pay QEP a monthly services fee not to exceed $1,000,000. The specific amount of the services fee for each month will be determined based on the groups of services provided during such month.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K under “Business Combination Agreement” is incorporated by reference herein. Pursuant to the Business Combination Agreement, the Company is required, subject to the conditions set forth therein, to issue certain shares of Class A Common Stock to QEP as earn-out consideration. The Class A Common Stock to be issued will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective November 6, 2018, the board of directors of the Company appointed David Wolf as the new Chief Financial Officer of the Company. Effective concurrently, Jill W. Lampert resigned from her position as Chief Financial Officer of the Company.

David Wolf, age 47, has served as President and CEO of Fuse Energy LLC since 2014. From 2008 until 2013, David was Executive Vice President and Chief Financial Officer of Berry Petroleum Company where he managed the commercial and technical aspects of Berry’s corporate development and had responsibility over Berry’s finance, accounting, and marketing functions. Prior to Berry, David was Managing Director in JP Morgan’s Investment Banking group from 1995 until 2008. David holds a B.S. in Economics from Rollins College and an MBA in Finance from the Crummer Graduate School of Business at the same institution.

Item 7.01	Regulation FD Disclosure

On November 7, 2018, the Company announced that it had entered into the Business Combination Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On November 7, 2018, the Company provided information regarding the proposed Business Combination in an investor presentation, a copy of which is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information furnished in this Item 7.01 (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events

Commitment Papers

On November 6, 2018, OpCo entered into a commitment letter (the “Debt Commitment Letter”) with the lenders party thereto (collectively, the “Commitment Parties”), pursuant to which the Commitment Parties committed to make available to OpCo in accordance with the terms of the Debt Commitment Letter, on the Closing Date, a senior secured reserve-based revolving credit facility in the aggregate principal amount of up to $1,500 million (the “RBL Facility”) and a senior unsecured increasing rate bridge loan facility in an aggregate principal amount of up to $400 million (less any proceeds received from the issuance of senior unsecured notes on or prior to the Closing Date) (the “Senior Bridge Facility”). The RBL Facility is expected to have an initial borrowing base of $900 million and availability of $765 million on the date of Closing. The proceeds of the borrowings under the RBL Facility and the Senior Bridge Facility and/or from the issuance of senior notes and/or securities (if applicable) will be used, together with the cash in the trust account, to finance the consideration and the costs and expenses of the Business Combination.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included herein, regarding the Company’s (either as currently organized or as it may be reorganized in connection with the transactions contemplated herein) proposed acquisition of oil and gas assets from QEP, the Company’s ability to consummate the transaction, the benefits of the transaction and its future financial performance following the transaction, as well as the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to the development, production, gathering and sale of oil and gas. These risks include, but are not limited to, commodity price volatility, low prices for oil and/or gas, global economic conditions, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, processing volumes and pipeline throughput, and certificates related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating oil and gas reserves and in projecting future rates of production, reductions in cash flow, lack of access to capital, the Company’s ability to satisfy future cash obligations, restrictions in existing or future debt agreements, the timing of development expenditures, managing growth and integration of acquisitions and failure to realize expected value creation from property acquisitions. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in its periodic filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2017. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Important Additional Information

In connection with the proposed Business Combination, the Company will file a proxy statement with the SEC. Additionally, the Company will file other relevant materials with the SEC in connection with its proposed acquisition of oil and gas assets from QEP. The materials to be filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION.

Participants in the Solicitation

The Company and its directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Company stockholders in connection with the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and the proxy statement and other relevant materials filed with the SEC in connection with the Business Combination when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company stockholders generally, will be set forth in the proxy statement relating to the Business Combination when it becomes available.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibits

2.1*	Purchase and Sale Agreement, dated as of November 6, 2018, by and among QEP Energy Company, Vantage Acquisition Operating Company, LLC and Vantage Energy Acquisition Corp.

99.1	Press Release dated November 7, 2018.

99.2	Investor Presentation dated November 7, 2018.

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTAGE ENERGY ACQUISITION CORP.

Date: November 7, 2018	By:	/s/ Jeffrey A. Zlotky
	Name:	Jeffrey A. Zlotky
	Title:	Secretary